Exhibit 32.2

                                  CERTIFICATION
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


The undersigned officers hereby certifies that, to his knowledge, (1) the Quarterly Report on Form 10-Q of COMFORCE Corporation for the quarter ended September 28, 2003 as to which this Certification is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of COMFORCE Corporation.


Signed this 12th day of November, 2003.

/ /s/ Harry V. Maccarrone
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Harry V. Maccarrone,
Executive Vice President and Chief Financial Officer